[MONUMENT FUNDS GROUP, INC. LOGO]

                              MONUMENT SERIES FUND

                        MONUMENT DIGITAL TECHNOLOGY FUND
                         MONUMENT MEDICAL SCIENCES FUND
                        MONUMENT TELECOMMUNICATIONS FUND

                       SUPPLEMENT DATED MARCH 14, 2001
                  TO THE PROSPECTUS DATED NOVEMBER 15, 2000

   This Supplement updates certain information contained in the Prospectus of Monument Series Fund dated November 15, 2000 regarding the Monument Digital Technology Fund, Monument Medical Sciences Fund, and Monument Telecommunications Fund (each a "Fund"). You may obtain an additional copy of the Prospectus, free of charge, by writing to 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, or by calling 888-420-9950.

The text of Note 5 under the section entitled "Table of Fees and Expenses" on page 11 of the prospectus is replaced by the following in order to reflect the revised expense cap:

With respect to the Digital Technology, Medical Sciences and Telecommunications Funds, the Advisor has contractually agreed to waive its fees and pay expenses to the extent necessary to cap Class A Share total operating expenses at 4.75%, and Class B and Class C Share total operating expenses at 5.25% of the Fund's average daily net assets through an initial term of May 1, 2001. The Fund and Advisors may agree to extend the term of the agreement. Nevertheless, the Board of Trustees of the Fund may change the maximum amount of expenses to be borne by the Fund if it deems the change to be in the best interests of the Fund and its shareholders. The Board has elected to raise the cap on several occasions, and there is no guarantee that the stated amounts will remain in place in the future. Amounts waived by the Advisor may be recouped in the future. See "Expense Waivers" for additional information.

The charts on page 11 of the prospectus under the section entitled "Table of Fees and Expenses" have been deleted, as the revised expense cap results in there being no fee waivers and/or expense reimbursements..

The second chart on page 12 of the prospectus under the section entitled "Example" has been deleted, as it is expected that expenses will remain at a level so as to not to require fee waivers and/or expense reimbursements in the future.

The paragraph under the section entitled "Expense Waivers" is replaced by the following in order to reflect the revised expense cap:

   Expense Waivers. In the interest of limiting expenses of the Digital Technology, Medical Sciences and Telecommunications Funds, Monument Advisors has entered into an Expense Limitation Agreement with the Company. Pursuant to the agreement, Monument Advisors has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses for Class A, B and C Shares of the Funds covered by the agreement are limited to 4.75% for Class A Shares and 5.25% for Class B and C Shares with an original term through May 1, 2001. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Board of Trustees has the ability to change the limit imposed from time to time if, in its discretion, the Board believes the change will be in the best interests of the Fund and its shareholders. The Board has increased the cap several times in the past, and there is no guarantee that the cap will remain in place or at the same level in the future.